UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

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FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On February 7, 2007, the Board of Directors of the Registrant amended Article II (A) of its Bylaws, effective immediately.  The amendment decreased the size of the Board of Directors from twelve (12) to eleven (11) members.

Item 9.01

Financial Statement and Exhibits

(d)

Exhibits.

Exhibit No.

Description

3.1

Bylaws of First National Corporation (as restated in electronic format only as of February 7, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

(Registrant)

Date:  February 8, 2007

By: /s/ M. Shane Bell_________________

M. Shane Bell

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

3.1

Bylaws of First National Corporation (as restated in electronic format only as of February 7, 2007).

4